SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 29, 2001
                                                   ----------------


                           Camco FINANCIAL CORPORATION
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)




         DELAWARE                       0-25196                51-0110823
   ----------------------         -------------------     --------------------
(State or other jurisdiction     (Commission File No.)   (IRS Employer I.D. No.)
    of incorporation)




                 6901 Glenn Highway, Cambridge, Ohio 45725-9757
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (740) 435-2020
                                                    ------------------------




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Item 5.           Other Events.
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         On  January  29,  2001,   Camco  Financial   Corporation,   a  Delaware
corporation ("Camco"), announced plans to merge its five wholly-owned banking subsidiaries into a single Ohio savings bank to be called "Advantage Bank." After the consummation of the merger, the five subsidiaries, Cambridge Savings Bank, Marietta Savings Bank, Westwood Homestead Savings Bank, First Federal Savings Bank of Washington Court House and First Federal Bank for Savings, will operate as divisions of Advantage Bank.

         The consummation of the merger is subject to the approval of the appropriate regulatory agencies and is anticipated to occur during the second quarter of 2001.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------
                  (a) and (b).  Not applicable.

                  (c)      Exhibits.
                             See Index to Exhibits.






























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CAMCO FINANCIAL CORPORATION



                                             By:  /s/ Richard C. Baylor
                                                  ----------------------------
                                                  Richard C. Baylor, President


Date:  January 30, 2001


























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                                INDEX TO EXHIBITS


 Exhibit Number                              Description


      99                     News Release of Camco Financial Corporation dated
                             January 29, 2001































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